FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") dated as of October 26, 2006 made by and among A.T. CROSS COMPANY, a Rhode Island corporation (the "Borrower"), A.T. CROSS LIMITED, a corporation organized under the laws of England and Wales ("Cross UK"), BANK OF AMERICA N.A., as Administrative Agent ("Agent") L/C Issuer and Lender, and BANK OF AMERICA, N.A. ("London Branch") ("UK Lender").

Background

The Borrower, Cross UK, the Agent and the UK Lender entered into a credit agreement (the "Original Credit Agreement") dated as of December 21, 2005. The Borrower and Cross UK have requested that the Agent and the UK Lender extend the maturity date on the Original Credit Agreement from December 20, 2007 to December 31, 2008, extend the dates for providing certain financial information and increase the amounts which may be invested in their China operations.

NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the Borrower, the Agent and the Lender hereby agree as follows:

1. Amendment. Subject to the terms and conditions herein contained and in reliance on the representations and warranties of the Borrower herein contained, effective upon satisfaction of the conditions precedent contained in section 3 below, the following amendments shall be incorporated into the Original Credit Agreement:

(a) the term "Maturity Date" contained in section 1.01 of the Original Credit Agreement shall be amended to delete the date "December 20, 2007" and to insert the date "December 31, 2008" in lieu thereof;

(b) section 6.01(c) of the Original Credit Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

(c) as soon as available, but in any event at least 60 days after the end of each fiscal year of the Borrower, a consolidated operating budget which shall include, without limitation, a consolidated and consolidating forecasted balance sheet and statements of income and cash flows of the Borrower and its Subsidiaries on a monthly basis, prepared on a basis consistent with the budget delivered by the Borrower to its Board of Directors and consistent with past practice or otherwise in form satisfactory to the Administrative Agent.

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(c) section 7.02(i) of the Original Credit Agreement is hereby amended by deleting the text therein contained and inserting the following in lieu thereof:

(i) Investments in Cross China, in addition to those permitted in (h) immediately preceding, (A) for Equipment, in an aggregate amount of up to $4,500,000 for fiscal year 2006, $2,000,000 for fiscal year 2007 and $1,500,000 for fiscal year 2008, which Investments may be made by contributing cash to enable Cross China to purchase the Equipment or by contributing the Equipment directly to Cross China, such Equipment contributed directly to Cross China to be valued at the purchase price therefor, and (B) for working capital, and not for the acquisition of Equipment, in an aggregate amount of up to $6,000,000 for fiscal year 2006, $4,000,000 for fiscal year 2007 and $0.00 for fiscal year 2008; or

(d) section 7.12 "Capital Expenditures" of the Old Credit Agreement is hereby amended by deleting the text therein contained and inserting the following in lieu thereof

7.12 Capital Expenditures. Make or become legally obligated to make any Capital Expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations), except for capital expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrower and the Guarantors in excess of $7,000,000 during each fiscal year; provided that the Borrower and the Guarantor shall not make Capital Expenditures in excess of $5,500,000 in fiscal year 2006 and not in excess of $4,000,000 in fiscal year 2007 and thereafter, for any asset or assets which are or will be located outside of the United States provided, further, that so long as no Default has occurred and is continuing or would result from such expenditure, any portion of any amount set forth above, if not expended in the fiscal year for which it is permitted above, may be carried over for expenditure in the next following fiscal year.

2. Conditions Precedent. The provisions of this First Amendment shall be effective as of the date on which all of the following conditions shall be satisfied:

(a) the Borrower shall have delivered to the Agent a fully executed counterpart of this first amendment;

(b) the Borrower shall have paid all fees, costs and expenses owing to the Agent and its counsel on or before the date hereof;

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(c) the UK Lender and the Agent shall have indicated their consent and agreement by executing this First Amendment; and

(d) the Borrower shall have delivered certified copies of the resolutions of its Board of Directors approving the execution of this First Amendment and the actions contemplated herein, in form and substance satisfactory to the Agent.

3. Miscellaneous.

(a) Ratification. The terms and provisions set forth in this First Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Original Credit Agreement and except as expressly modified and superseded by this First Amendment, the terms and provisions of the Original Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower and the Agent agree that the Original Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. For all matters arising prior to the effective date of this First Amendment, the Original Credit Agreement (as unmodified by this Amendment) shall control. The Borrower hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Agent and the Lender under the Original Credit Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents.

(b) Representations and Warranties. The Borrower hereby represents and warrants to the Agent that the representations and warranties set forth in the Loan Documents (except for the representation and warranty at Section 5.05(d) which representation and warranty is qualified by the statement "except as disclosed on the 10K public filing made with the SEC regarding fiscal year 2005 which was filed with the SEC in 2006), after giving effect to the waiver contained in this First Amendment, are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date. The Borrower further represents and warrants to the Agent that the execution, delivery and performance by the Borrower of this consent letter (i) are within the Borrower's power and authority; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of the Borrower's certificate or articles of incorporation or bylaws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower is a party or by which the Borrower or any of its property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of the Borrower other than in favor of Agent; (vii) do not require the consent or approval of any Governmental Authority. All representations and warranties made in this First Amendment shall survive the execution and delivery of this First Amendment, and no investigation by the Agent shall affect the representations and warranties or the right of the Agent to rely upon them.

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(c) Release. IN ADDITION, TO INDUCE THE AGENT AND THE LENDER TO AGREE TO THE TERMS OF THIS FIRST AMENDMENT, THE BORROWER REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS FIRST AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(a) WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND

(b) RELEASE. RELEASES AND DISCHARGES THE AGENT, THE LENDER, AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND AFFILIATES (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL LIABILITIES, CLAIMS, CAUSES OF ACTION, IN LAW OR EQUITY, WHICH THE BORROWER OR ANY GUARANTOR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

(d) Reference to Agreement. Each of the Loan Documents, including the Original Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Original Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Original Credit Agreement shall mean a reference to the Original Credit Agreement as amended hereby.

(e) Expenses of the Agent. As provided in the Credit Agreement, the Borrower agrees to pay all reasonable costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this First Amendment, including without limitation, the reasonable costs and fees of the Agent's legal counsel.

(f) Severability. Any provision of this First Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this First Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

(g) Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and the applicable laws of the United States of America.

(h) Successors and Assigns. This First Amendment is binding upon and shall inure to the benefit of the Agent, the Lender and the Borrower, and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.

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(i) Counterparts. This First Amendment may be executed in one or more counterparts and on facsimile counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

(j) Effect of Waiver. No consent or waiver, express or implied, by the Agent to or for any breach of or deviation from any covenant, condition or duty by the Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

(k) Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

(l) ENTIRE AGREEMENT. THIS FIRST AMENDMENT EMBODIES THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER THEREOF, AND SUPERSEDES ANY AND ALL PRIOR REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

BORROWER

A.T. CROSS COMPANY

By: KEVIN F. MAHONEY

Name: Kevin F. Mahoney

Title: V.P. Finance, CFO

CROSS UK

A.T. CROSS LIMITED

By: KEVIN F. MAHONEY

Name: Kevin F. Mahoney

Title: V.P. Finance, CFO

AGENT

BANK OF AMERICA, N.A.

By: RICHARD J. MAC DONALD

Name: Richard F. MacDonald

Title: Vice President

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